NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED JUNE 26, 2013

TO THE SUMMARY PROSPECTUS DATED MARCH 25, 2013

1.	The section “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class R6[3]	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses[4]	0.18%	0.22%	0.27%	0.07%	0.19%
Total Annual Fund Operating Expenses	1.13%	1.92%	1.47%	0.77%	0.89%
Fee Waivers and/or Expense Reimbursements[5]	(0.09)%	(0.13)%	(0.18)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.79%	1.29%	0.67%	0.79%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Class R6 shares were established on March 25, 2013. Accordingly, expenses are based upon the actual expenses incurred by the other share classes; adjusted to reflect anticipated savings resulting from the fact that sub-transfer agent and similar fees are not charged to Class R6 shares.
4	Other Expenses have been restated to reflect current contractual fees.
5	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees that are not charged to R6 shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

2.	The section “Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R3	R6	I	A	C	R3	R6	I
1 Year	$675	$182	$131	$68	$81	$675	$182	$131	$68	$81
3 Years	$901	$585	$440	$232	$270	$901	$585	$440	$232	$270
5 Years	$1,150	$1,019	$778	$414	$479	$1,150	$1,019	$778	$414	$479
10 Years	$1,860	$2,228	$1,735	$941	$1,083	$1,860	$2,228	$1,735	$941	$1,083

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLS-0613P